UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
SCHERING—PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
Schering-Plough Corporation’s Board of Directors made new Committee assignments, effective January 31, 2006, which reflect the upcoming retirement of Richard de J. Osborne at the 2006 Annual Meeting of Shareholders, consistent with the mandatory retirement provisions of the Corporate Governance Guidelines.

Audit Committee
Thomas J. Colligan, Chair
Hans W. Becherer
Eugene R. McGrath
Robert F.W. van Oordt
Nominating and Corporate Governance
Committee
Patricia F. Russo, Chair
Hans W. Becherer
Carl E. Mundy, Jr.
Richard de J. Osborne*
Kathryn C. Turner
Robert F.W. van Oordt

Business Practices Oversight
Committee
Robert F.W. van Oordt, Chair
Philip Leder, M.D.
Eugene R. McGrath
Carl E. Mundy, Jr.
Kathryn C. Turner
Science & Technology Committee
Philip Leder, M.D.
Kathryn C. Turner

Compensation Committee
Hans W. Becherer, Chair
C. Robert Kidder
Richard de J. Osborne*
Patricia F. Russo
Arthur F. Weinbach
Executive Committee
Fred Hassan, Chair
Hans W. Becherer
Thomas J. Colligan
Richard de J. Osborne*
Patricia F. Russo
Robert F.W. van Oordt

Finance Committee
Arthur F. Weinbach, Chair
Thomas J. Colligan
C. Robert Kidder
Carl E. Mundy, Jr.
Richard de J. Osborne*
Kathryn C. Turner

*Until retirement at 2006 Annual Meeting, in accordance with the Corporate Governance Guidelines.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation
By:	/s/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary, Vice President-Corporate Governance and Associate General Counsel

Date: January 27, 2006